SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 7, 1998
                                                         ------------------

                          UNISON HEALTHCARE CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       0-27374                                           86-0684011
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


8800 North Gainey Center Drive, Suite 245, Scottsdale, Arizona     85258
--------------------------------------------------------------     -----
        (Address of Principal Executive Offices)                 (Zip Code)


                                 (602) 423-1954
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER EVENTS

On January 8, 1998, Unison HealthCare Corporation issued a news release announcing that three of its operating subsidiaries have filed for protection from creditor under Chapter 11. The news release is filed as Exhibit 99.1 to this Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                   UNISON HEALTHCARE CORPORATION

January 9, 1998                    By  /s/  Lisa M. Beuche
                                     -------------------------------------
                                     Lisa M. Beuche
                                     Vice President - Financial Reporting




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

                                  EXHIBIT INDEX


Exhibit No.                     Description Of Exhibit
-----------                     ----------------------

   99.1 Unison HealthCare Corporation news release announcing that three of its operating subsidiaries have filed for protection from creditor under Chapter 11.






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